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        ENRON CAPITAL & TRADE RESOURCESENRON CAPITAL & TRADE RESOURCES
                          WORLDWIDE ENERGY SOLUTIONS

          January 14, 1997


          CERTIFIED MAIL, RRR # P 130 457 809

          West Shore Processing, L.L.C.
          5613 DTC Parkway, Suite 400
          Englewood, Colorado 80111

          Attn: Mr. John Mollenkopf


          Re: Assignment and Bill of Sale by and between Enron Gas Processing Company and West Shore Processing Company, LLC

          Dear Mr. Mollenkopf:

          As Enron Processing Company has completed the title work that was a precondition to closing the sale of the Magnolia City Processing Plant Equipment to West Shore, enclosed is one fully executed original of the above-referenced Assignment and Bill of Sale. This should complete Enron Processing's obligation under the Agreement of Sale and Procedure which was assigned to West Shore. We will continue to coordinate removal of the processing plant equipment with Don York of Hamilton Refining Company. Should you have any questions or comments regarding the enclosed, please do not hesitate to give me a call.

          Sincerely,



          Steve Van Hooser

          SVH:ri
          Enclosure

          cc: Steve Schneider
          Barry Spector, Esq.
          Don York







          1400 Smith Street Houston TX 77002-7361 PO Box 4428 Houston TX 77210-4428 . 713-853-7500

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                          ASSIGNMENT AND BILL OF SALE
                          ---------------------------

    KNOW ALL MEN BY THESE PRESENTS, that in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, ENRON GAS PROCESSING COMPANY, a Delaware corporation (hereinafter "Assignor"), does hereby grant, sell, transfer and deliver unto WEST SHORE PROCESSING COMPANY, LLC (hereinafter referred to as "Assignee"), all of the personal property, equipment, and interest identified in Exhibit " 1 " attached hereto.

    Assignor hereby covenants with Assignee that the property conveyed by this Assignment and Bill of Sale is free of all burdens, liens and encumbrances; that the title to the property being conveyed by this Assignment and Bill of Sale is good, and its transfer is rightful; and Assignor hereby agrees to indemnify and defend Assignee, its successors and assigns against the lawful claims of all persons claiming by, through and under Assignor.

    NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THE PERSONAL PROPERTY CONVEYED BY THIS ASSIGNMENT AND BILL OF SALE IS CONVEYED "AS IS, WHERE IS," AND ASSIGNOR EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLED, OTHER THAN THE WARRANTY OF TITLE SET FORTH HEREINABOVE, INCLUDING, WITHOUT LIMITATION, THE WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

    This Assignment and Bill of Sale shall be binding upon and inure to the benefit of Assignor and Assignee, and their respective successors, heirs and assigns.

    IN WITNESS WHEREOF, the Assignor has hereunto set his hand effective January 13, 1997.

    ENRON GAS PROCESSING COMPANY

    By:
    Stephen C. Schneider
    Vice President
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                                  EXHIBIT "1"
                                       to
                          Assignment and Bill of Sale

    PERSONAL PROPERTY, EQUIPMENT AND INTEREST DESCRIPTION
    -----------------------------------------------------

    All that certain Turbo Expander Plant, compression, and associated equipment, known as the Magnolia City facility, with exception of the truck loading facility, the LPG storage tank farm and its separate equipment, and the amine unit and its separate equipment.

    Equipment List
    --------------

    1. Inlet Suction Scrubber, V-11, 60" OD x 8'0" S/S

    2. Mole Sieve Dehydrators, V-120 & V-120A, each 48" x 16'0"
       S/S
       Mole Sieve Dehydrator, V-110, 42" x 16'0" S/S

    3. Inlet Gas Filter/Separator, F-810, 30" ID x 115" S/S

    4. Dry Gas Dust Filter, F-800, 18" ID x 4'6" S/S

    5. Mercury Guard Bed, V-120B, 54" ID x 16'0" S/S

    6. Dust Filter, F-800A, 20" ID x 5'-10" S/FF

    7. Dehy Switching Valve Skid, including:
        (a) Switching valves, piping & controls
        (b) Regen Gas Compressor, K-620, 40 HP electric motor
        (c) Regen Gas Scrubber, V-130, 12-3/4" ID x 4'6" S/S

    8. Regen Gas Cooler, AC-2, 1,362 MBtu/hr

    9. Regen Gas Heater, 1,351 MBtu/hr (waste heat exchanger in compressor engine exhaust piping)

    10. Inlet/Residue Gas Compressors, C-1 & C-2, two White
    Superior Compressors Model MW64, Cooper Superior 12SGTA engines, 2,000 HP each, each compressor with (4) four 9.5" x 7" cylinders

    11. Inlet Gas Compressor Discharge Cooler, AC-1, 8,418 MBtu/hr Residue Gas Compressor Discharge Cooler, AC-5, 5,280 Mbtu/hr (AC- 1 & AC-5 are in common structure sharing (3) three 25 HP electric motors)

    12. Engine/Compressor Utility Equipment, Piping & Controls, including:
       (a) Turbo Water Coolers, AC-7 & AC-9
       (b) Jacket Water Coolers, AC-6 & AC-8
       (c) Jacket Water Surge Tanks, TK-371A & TK-371B, (2) two each 10" OD x 8'0" OAL
       (d) Lube Oil Filters, F-320A & F-320B, (2) each 10" OD  x 48"
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       (e) Lube Oil Filters, F-321A & F-321B, (2) each 8" OD x 48"
       (f) Jacket Water Pumps, Turbo Water Pumps, Lube Oil Pumps, Engine & Compressor Lube Oil, Coolers, Turbo Inner Coolers, and all associated valves and controls

    13. Expander Skid, including:
       (a) Turboexpander, EX-600, and Booster Compressor, K-600, Rotoflow Model No. 20- 4E6C
       (b) J-T Valve, PCV-1002
       (c) Booster Compressor Cooler, AC-3, 1,567 MBtu/hr
       (d) Lube Oil Tank, V-601, 24" OD x 4'0" S/S
       (e) Lube Oil Circ Pumps, P631 A&B, (2) two each 15 gpm, 3 HP
           Lube Oil Cooler, AC-641
       (f) Lube Oil Cooler, AC-641

    14. Cold Separator/Heat Exchanger Skid, including:
       (a) Cold Separator, V-200 42" OD x 8'0" S/S
       (b) Demethanizer Trim Reboiler, E- 1, 2,627 MBtu/hr
       (c) Cold Gas Exchangers, E-420 A&B, 655 MBtu/hr
       (d) Warm Gas Exchangers, E-400 A-C, 4,426 MBtu/hr
       (e) Cold Gas Exchangers, E-410 A-C, 5,586 MBtu/hr
       (f) Demethanizer Side Heaters, E-430 A-C, 2,500 Mbtu/hr
       (g) Demethanizer Reboilers, E-450 A- C, 690 MBtu/hr

    15. Cold Gas Exchanger, E-421 (plate fin exchanger added in 1994)

    16. Warm Gas/Cold Gas Exchanger, E-401 (plate fin exchanger added in 1994)

    17. Demethanizer, T-1000, 48"/36" ID x 75'0" S/S

    18. Product Surge Tank, V-3 30,000 gallon capacity

    19. Product Pumps, P-2A & B, Wheatley triplex pumps, (2) two each

    20. Four (4) Storage Tanks - Spent Water, Slop Oil, Compressor Lube Oil, Engine Oil Coolant

    21. Instrument Air Compressor Skid, including (2) two Sullair rotary screw compressors, air coolers, air dryers, surge tank, and other piping, controls and appurtenances

    22. Flare Stack and associated flare tips, piping and guy wires

    23. All interconnecting and pipe rack piping, valves and appurtenances, including steel beam supports

    24. Compressor building with bridge crane

    25. Instrument Control Panel and associated instruments and controls
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    26. Electrical switch gear, motor starters, etc.

    27. All ladders, platforms and other structural steel items associated with the plant equipment and skids

    28. Floodlighting and support poles